UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2021 (March 31, 2021)

THE GOODYEAR TIRE & RUBBER COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Innovation Way, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 796-2121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	GT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 31, 2021, The Goodyear Tire & Rubber Company (the “Company”) entered into an underwriting agreement with Citigroup Global Markets Inc., as representative of the several underwriters named therein (the “Underwriting Agreement”), for the issuance and sale by the Company of $550,000,000 in aggregate principal amount of its 5.250% Senior Notes due 2031 (the “2031 Notes”) and $450,000,000 in aggregate principal amount of its 5.625% Senior Notes due 2033 (the “2033 Notes” and together with the 2031 Notes, the “Notes”). The Notes will be guaranteed, jointly and severally, on an unsecured basis, by the Company’s wholly owned U.S. and Canadian subsidiaries that also guarantee the Company’s obligations under certain of its senior secured credit facilities and senior unsecured notes (the “Subsidiary Guarantors”). The Subsidiary Guarantors are listed on Exhibit 22 to this Current Report on Form 8-K. The Company registered the offering and sale of the Notes under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-238212). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The offering of the Notes is expected to close on April 6, 2021. The Notes will be issued pursuant to the Indenture, dated as of August 13, 2010 (the “Base Indenture”), among the Company, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by an Eighth Supplemental Indenture, in respect of the 2031 Notes, to be dated as of April 6, 2021 (the “Eighth Supplemental Indenture”), and a Ninth Supplemental Indenture, in respect of the 2033 Notes, to be dated as of April 6, 2021 (the “Ninth Supplemental Indenture”) (the Base Indenture, as supplemented by the Eighth Supplemental Indenture with respect to the 2031 Notes and as supplemented by the Ninth Supplemental Indenture with respect to the 2033 Notes, as applicable, the “Indenture”), among the Company, the Subsidiary Guarantors and the Trustee. The Eighth Supplemental Indenture and the Ninth Supplemental Indenture together are referred to in this Current Report on Form 8-K as the “Supplemental Indentures.” The Indenture will provide, among other things, that the Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other senior unsecured and unsubordinated debt.

Interest will be payable on the Notes on April 30 and October 30 of each year, beginning on October 30, 2021. The 2031 Notes will mature on April 30, 2031, and the 2033 Notes will mature on April 30, 2033. The Company has the option to redeem some or all of the Notes at any time or from time to time prior to their maturity. If the Company elects to redeem (i) the 2031 Notes prior to January 30, 2031 or (ii) the 2033 Notes prior to January 30, 2033, the Company will pay a redemption price in respect of the Notes to be redeemed equal to the greater of 100% of the aggregate principal amount of the Notes redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the Notes redeemed (as if the 2031 Notes matured on January 30, 2031 and the 2033 Notes matured on January 30, 2033), discounted using a defined treasury rate plus 50 basis points, plus in either case accrued and unpaid interest to the redemption date, if any. If the Company elects to redeem (i) the 2031 Notes on or after January 30, 2031 or (ii) the 2033 Notes on or after January 30, 2033, the Company will pay a redemption price in respect of the Notes to be redeemed equal to 100% of the aggregate principal amount of the Notes redeemed plus accrued and unpaid interest to the redemption date, if any. The optional redemption provisions will be set forth in the Supplemental Indentures and the applicable Notes.

The terms of the Indenture, among other things, will limit the ability of the Company and certain of its subsidiaries to (i) incur certain liens, (ii) enter into certain sale/leaseback transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants will be subject to a number of important exceptions and qualifications set forth in the Supplemental Indentures. Also, if the Notes of a series are assigned an investment grade rating by at least two of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings, Inc., and no default has occurred and is continuing, the Company may elect to suspend the guarantees with respect to such Notes.

The Indenture will provide for customary events of default that will include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest, breach of certain covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness or certain judgments and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 25% in principal amount of the then-outstanding Notes of the applicable series may declare the principal of and the accrued but unpaid interest on all of the Notes of such series to be due and payable. In addition, if the Company experiences a change of control triggering event (as defined in the applicable Supplemental Indenture) with respect to a series of Notes, the Company will be required to make an offer to purchase such Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the date of purchase.

A copy of the Base Indenture was originally filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010. Copies of the Eighth Supplemental Indenture and the Ninth Supplemental Indenture are respectively attached as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K. The descriptions of the material terms of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.

A news release dated April 1, 2021 announcing the pricing of the offering of the Notes is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

1.1*	Underwriting Agreement, dated as of March 31, 2021, among the Company, the Subsidiary Guarantors and Citigroup Global Markets Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated as of August 13, 2010, among the Company, the Subsidiary Guarantors party thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 13, 2010).

4.2*	Eighth Supplemental Indenture, dated as of April 6, 2021, among the Company, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as Trustee.

4.3*	Ninth Supplemental Indenture, dated as of April 6, 2021, among the Company, the Subsidiary Guarantors and Wells Fargo Bank, N.A., as Trustee.

4.4*	Form of global note for 5.250% Senior Notes due 2031 (set forth as Exhibit 1 to the Eighth Supplemental Indenture attached as Exhibit 4.2 hereto).

4.5*	Form of global note for 5.625% Senior Notes due 2033 (set forth as Exhibit 1 to the Ninth Supplemental Indenture attached as Exhibit 4.3 hereto).

5.1*	Opinion of Covington & Burling LLP.

5.2*	Opinion of David E. Phillips, Esq.

5.3*	Opinion of Squire Patton Boggs (US) LLP.

5.4*	Opinion of Taft Stettinius & Hollister LLP as to matters of Indiana law.

5.5*	Opinion of Taft Stettinius & Hollister LLP as to matters of Kentucky law.

5.6*	Opinion of Gowling WLG (Canada) LLP.

22*	List of Subsidiary Guarantors.

23.1*	Consent of Covington & Burling LLP (included in Exhibit 5.1).

23.2*	Consent of David E. Phillips, Esq. (included in Exhibit 5.2).

23.3*	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.3).

23.4*	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.4).

23.5*	Consent of Taft Stettinius & Hollister LLP (included in Exhibit 5.5).

23.6*	Consent of Gowling WLG (Canada) LLP (included in Exhibit 5.6).

99.1*	News Release, dated April 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 6, 2021	THE GOODYEAR TIRE & RUBBER COMPANY

	By:	/s/ Daniel T. Young
Daniel T. Young
Secretary